SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12061 Bluemont Way, Reston, Virginia		20190
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2005, the Board of Directors of SLM Corporation approved an amendment to the Corporation’s bylaws, which will be effective upon the Corporation’s next meeting of shareholders scheduled for May 19, 2005. The amendment changes Article III, Section 12 of the bylaws, which defines independent directors, to be consistent with recent changes in the New York Stock Exchange listing standards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ C.E. ANDREWS
	Name:	C.E. Andrews
	Title:	Executive Vice President, Accounting and Risk Management

Dated: January 28, 2005

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description
3.1	SLM Corporation By-Laws amended effective May 19, 2005